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                                                          EXHIBIT 10.2

                                                          EXECUTION VERSION

                               AMENDED AND RESTATED
                           REGISTRATION RIGHTS AGREEMENT

          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and effective as of June 29, 1999, by Applied Magnetics Corporation, a Delaware corporation (the "Company"), and Kennilworth Partners II LP, a Delaware limited partnership ("Kennilworth").

                                       RECITALS

          A. Upon the terms and subject to the conditions of an Amended and Restated Exchange Agreement, dated as of June 29, 1999 (the "Exchange Agreement"), by the Company and Kennilworth, Kennilworth has agreed to purchase six million (6,000,000) shares of the common stock, $0.10 par value ("Common Stock"), and to loan to the Company an aggregate principal amount of twenty-five million dollars ($25,000,000) pursuant to the terms of a Senior Subordinated Convertible Promissory Note (the "Note"), by Company in favor of Kennilworth. Such Note shall be in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716), reflecting zero coupon interest through the third anniversary of the issuance date thereof.

          B. A material inducement for the parties to execute the Exchange Agreement is that the Company enter into this Agreement.

                                      AGREEMENT

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1. DEFINITIONS. As used herein, the terms below shall have the following meanings. Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

          "AFFILIATE" shall have the meaning provided in the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

          "AGREEMENT" shall mean this Registration Rights Agreement.

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          "COMMISSION" shall mean the United States Securities and Exchange
Commission.

          "COMMON STOCK" shall have the meaning provided in Recital A.

          "COMPANY" shall mean Applied Magnetics Corporation.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

          "EXCHANGE AGREEMENT" shall have the meaning provided in Recital A.

          "FORM S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of comparable information by reference to other documents filed by the Company with the Commission.

          "HOLDER" shall mean Kennilworth or any other Person who is the record owner of Registrable Shares.

          "INITIAL CLOSING DATE" shall have the meaning provided in the Exchange Agreement.

          "KENNILWORTH" shall have the meaning provided in the first paragraph of this Agreement.

          "NOTE" shall have the meaning provided in Recital A.

          "PERSON" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization or any other similar entity

          "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

          "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of its obligations under this Agreement, including:
(1) registration and filing fees with the Commission; (2) fees and expenses of compliance with state securities or

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blue sky laws (including reasonable fees and disbursements of blue sky counsel); (3) printing expenses, messenger and delivery expenses; (4) fees and expenses incurred in connection with the listing of the Registrable Securities on the New York Stock Exchange or on such securities exchange as the Common Stock may then be principally traded; and (5) fees and expenses of counsel for the Company and its independent certified accountants, including the expenses of any special audits or "cold comfort" letters.

          "REGISTRABLE SHARES" shall mean (a) the Shares, (b) any Common Stock of the Company issued to a Holder as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the Shares or
(c) any other shares of Common Stock of the Company held by a Holder; PROVIDED, HOWEVER, that shares of Common Stock shall only be treated as Registrable Shares if and so long as (i) they have not been sold by Kennilworth to or through a broker or dealer or underwriter in a public distribution or otherwise, all pursuant to an effective Registration Statement under the Securities Act covering the sale of such shares, (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof (including any sale pursuant to Rule 144 under the Securities Act or any similar provision) so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (iii) the Holder shall not have received from the Company an opinion of counsel reasonably acceptable to the Holder stating that they may immediately be resold by the Holder pursuant to Rule 144(k) under the Securities Act without any volume limitation and without any additional unreasonable expense.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor law, and the rules and regulations issued pursuant to that Act or any successor law.

          "SHARES" shall mean (i) the 6,000,000 shares of Common Stock to be issued and sold by the Company to Kennilworth pursuant to the Exchange Agreement and (ii) the shares of Common Stock issuable upon conversion of the (A) Senior Subordinated Convertible Promissory Note in the aggregate principal amount of thirty-seven million seven hundred seventy-six thousand seven hundred sixteen dollars ($37,776,716) to be issued and sold by the Company to Kennilworth pursuant to the Exchange Agreement or (B) Class B Convertible Preferred Stock of the Company issuable upon conversion of the Senior Subordinated
Convertible Promissory Note pursuant to Section 2.2.3 of the Note.

          "VIOLATION" shall have the meaning provided in Section 9(a).

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          2.   REGISTRATION.  The Company shall, prior to the Initial Closing
Date (as defined in the Exchange Agreement):

               (a) COMMISSION FILING. Prepare and file with the Commission a registration statement (the "Registration Statement") on a form for which the Company then qualifies and which shall be available for the sale of the Registrable Shares in accordance with the intended methods of disposition thereof, and use its reasonable efforts to cause the Registration Statement to be declared effective as promptly as reasonably practicable.

               (b) AMENDMENTS. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until the earlier of (1) such time as the Registrable Shares have been disposed of in accordance with the intended methods of disposition thereof as set forth in the Registration Statement or (2) the expiration of one year following the effective date of the Registration Statement.

               (c) PROSPECTUS. Furnish to the Holders such number of conformed copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), and such numbers of copies of the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them in accordance with the intended method of disposition thereof as set forth in the Registration Statement, and cause all related filings to be made with the Commission as required by Rule 424.

               (d) BLUE SKY QUALIFICATION. Register and qualify the Registrable Shares covered by the Registration Statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders (given the intended method of distribution), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Shares covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation or to take any action that would subject it to service of process

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     in any such states or jurisdictions in suits other than those arising out the offer and sale of the Registrable Securities covered by the Registration Statement.

               (e) PROSPECTUS DELIVERY. Promptly notify each Holder of Registrable Shares covered by the Registration Statement at any time when the Company becomes aware of the happening of any event as a result of which the Registration Statement or the prospectus included in the Registration Statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Registration Statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Holder shall immediately cease to use the Registration Statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the Commission, and furnish without charge to the appropriate Holders, a supplement to or amendment of the Registration Statement or prospectus which will correct such statement or omission or effect such compliance and such copies thereof as the Holders may reasonably request.

               (f) Cause the Registrable Securities to be listed on the New York Stock Exchange or such other securities exchange on which the Common Stock is principally traded at the time of the filing of the Registration Statement.

          3. The Company shall promptly notify the Holders of the issuance of, or, to the Company's knowledge, the threatened issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the receipt by the Company of any notification with respect to the suspension or threatened suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction, and the Company shall take all commercially reasonable action necessary (1) to prevent the entry of any threatened stop order or any threatened suspension or (2) to remove any stop order or lift any suspensions once entered.

          4. The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

          5. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement.

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          6.   In connection with the preparation and filing of the Registration
Statement, the Holders shall have the opportunity to provide comments to counsel to the Company during the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. The Company shall not file the Registration Statement, any prospectus included therein or any amendment thereof or supplement thereto with the Commission over the reasonable written objections of counsel for the Holders, if any; provided, that, if the Company fails to file the Registration Statement, any prospectus included therein or any amendment thereof or supplement thereto due to objections raised in accordance with the terms of this Section 6, the Company shall be relieved of its obligation to file such Registration Statement, prospectus, amendment or supplement pursuant to
Section 2 hereof until such objections have been resolved to the reasonable satisfaction of the Company and the Holders.

          7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of any selling Holder that each Holder shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities as the Company may from time to time reasonably request to prepare the Registration Statement and maintain its effectiveness.

          8. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          9.   INDEMNIFICATION.

               (a) INDEMNIFICATION BY THE COMPANY. To the full extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its directors and officers, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) and reasonable expenses to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus

                                    -6-

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     contained therein or any amendments or supplements thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, and the Company will pay to each such Holder, director, officer, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them, including the fees and expenses of one law firm retained by them, plus appropriate local counsel, in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or proceeding to which any Holder, director, officer, underwriter or controlling person may become subject to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person to the Company. This right to indemnification shall remain in full force and effect notwithstanding any investigation made by or on behalf of such Holder or underwriter and shall survive the transfer of such securities by such Holder.

               (b) INDEMNIFICATION BY HOLDER. To the full extent permitted by law, each selling Holder severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act), any other Holder selling securities pursuant to the Registration Statement and each person, if any, who controls any such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) and reasonable expenses to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the preparation of the Registration Statement; PROVIDED, HOWEVER, that the indemnity

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     agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that in no event shall any indemnity under this Section 9(b) exceed the net proceeds from the offering received by such Holder.

               (c) PROCEDURES. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
     Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall to the extent prejudicial relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9. No indemnifying party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnifying party of a release from all liability in respect of such action.

               (d)  CONTRIBUTION.  If the indemnification provided for in this
     Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein for any reason other than as specified therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to

                                    -8-

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     reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; PROVIDED, HOWEVER, that in no event shall the liability of any selling Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses. The amount paid or payable to a party as a result of the losses, claims damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by PRO RATA allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (e) SURVIVAL. The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Shares in a registration statement under this Agreement, and otherwise.

          10. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration generally or pursuant to an effective registration statement, the Company agrees to use reasonable commercial efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

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               (b)  qualify for registration for the sale of Registrable Shares;

               (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Shares, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any Registrable Shares without registration or pursuant to such form.

          11. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively only with the written consent of the Company and the holders of sixty-six percent (66%) of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares and the Company.

          12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          15. NEGOTIATION OF AGREEMENT. Each of the parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that

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have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

          16. NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by reputable overnight courier), or one business day after delivery to a reputable overnight courier, postage prepaid, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

          17. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          18. FURTHER ASSURANCES. Each of the parties shall, without further consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

          19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and all rights hereto shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

          20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. The parties agree that the terms of this Agreement supercede any and all prior agreements between the parties, including without limitation that certain Registration Rights Agreement dated as of May 10, 1999, which, upon

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execution and delivery of this Agreement, shall be of no further force or effect. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings with regard to the registration of the Company's capital stock pursuant to the Securities Act, other than those expressly set forth or referred to in this Agreement.

          21. RECAPITALIZATIONS, ETC. The provisions of this Agreement (including any calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all shares of capital stock of the Company or any capital stock, partnership units or, any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

                               (Signature Pages Follow)



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

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                APPLIED MAGNETICS CORPORATION


                                By:  /s/ Craig D. Crisman
                                     -----------------------------------
                                     Craig D. Crisman,
                                     Chairman of the Board and
                                     Chief Executive Officer

                                 ADDRESS:
                                    75 Robin Hill Road
                                    Goleta, California  93117
                                    Attention:  Chief Executive Officer
                                    TELECOPIER:  (805) 967-2677


                                  KENNILWORTH PARTNERS II LP

                                  By: Kennilworth Advisors LLC, general partner


                                  By:  /s/ Jeffrey Parket
                                       ---------------------------------
                                       Jeffrey Parket
                                  Its: Managing Member


                                  ADDRESS:
                                       40 Cuttermill Road, Suite 308
                                       Great Neck, New York  11021


                                    S-1